SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 2005

TECHNEST HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 GROVE STREET, SUITE 205, RIDGEFIELD, CT 06877

(Address of principal executive offices) (Zip Code)

(203) 431-1611

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Technest Holdings, Inc. ("Technest", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Technest expectations include the uncertainty regarding Technest's ability to repay existing indebtedness, lack of continuing operations, possible inability of Technest to continue in business and other risks detailed from time to time in Technest's SEC reports. No assurance can be given that investors of Technest will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 16, 2005, we determined not to retain Sherb & Co. LLP as our independent registered public accounting firm. The audit reports of Sherb and Co. LLP on our consolidated financial statement for fiscal year ended December 31, 2003 2004 and during the subsequent interim period through May 16, 2005 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the reports included an explanatory paragraph wherein Sherb and Co. LLP expressed substantial doubt about our ability to continue as a going concern.

In connection with the audits of the years ended December 31, 2003 and 2004 and during the subsequent interim period through May 20, 2005, we did not have any disagreement with Sherb & Co. LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Sherb & Co. LLP would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our consolidated financial statements.

We have provided Sherb & Co. LLP with a copy of this report prior to its filing with the Commission.

On May 16, 2005, we engaged Wolf & Company, P.C., an independent registered public accounting firm. During the years ended December 31, 2003 and 2004 and the subsequent interim period through May 16, 2005, we did not consult with Wolf & Company, P.C. regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our consolidated financial statements, or any matter that was the subject of a disagreement or reportable event with Sherb & Co. LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THECHNEST HOLDINGS, INC.

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By:

/s/ Gino Pereira____________

Chief Financial Officer

Date: May 20, 2005

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